Filed pursuant to Rule 497(a)

File No. 333-194521

Rule 482ad

Alcentra Capital Corporation Prices $100.0 Million Initial Public Offering

NEW YORK— MAY 8, 2014 – Alcentra Capital Corporation (the “Company”) (NASDAQ Global Select Market: ABDC) announced today the pricing of its initial public offering of 6,666,666 shares of common stock at a public offering price of $15.00 per share, raising $100.0 million in gross proceeds.

The Company has granted the underwriters an option to purchase up to an additional 1,000,000 shares of its common stock. The Company intends to use the net proceeds from this offering to repay in full the outstanding indebtedness under its senior secured term loan credit agreement, which the Company incurred in connection with the purchase of its initial portfolio of debt and equity investments. The remainder of the net proceeds from this offering will be used to make future investments in portfolio companies consistent with the Company’s investment guidelines and underwriting standards and for general corporate purposes. The Company’s common stock is expected to begin trading on The NASDAQ Global Select Market under the symbol “ABDC” on May 9, 2014.

Raymond James is serving as lead book-running manager. Baird and Keefe, Bruyette & Woods, a Stifel Company, are serving as joint book-running managers. Oppenheimer & Co., Stephens Inc., and BNY Mellon Capital Markets, LLC are serving as lead managers. The closing of the transaction is subject to customary closing conditions. The shares are expected to be delivered on May 14, 2014.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the shares in this offering nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A registration statement relating to these securities has been filed with, and declared effective by, the Securities and Exchange Commission. This offering may be being made solely by means of a prospectus forming part of the effective registration statement, which may be obtained from the following investment banks: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716; Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, WI 53202; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019; Oppenheimer & Co. Inc., 85 Broad Street, New York, New York 10004; Stephens Inc., 111 Center Street, Suite 2400, Little Rock, Arkansas 72201 or BNY Mellon Capital Markets, LLC 101 Barclay Street, New York, New York 10286. Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus dated April 28, 2014, which has been filed with the Securities and Exchange Commission, contains this and other information about the Company and should be read carefully before investing.

About Alcentra Capital Corporation

The Company is an externally-managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments. The Company seeks to invest primarily in lower middle-market companies, which the Company defines as companies having annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $15 million, and/or revenues of between $10 million and $100 million, although the Company may opportunistically make investments in larger or smaller companies. The Company’s investment activities are managed by its investment adviser, Alcentra NY, LLC.

About Alcentra NY, LLC

The Company is externally managed by its adviser, Alcentra NY, LLC. Alcentra NY, LLC is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring the Company’s investments and monitoring the Company’s portfolio companies on an ongoing basis through a team of investment professionals. This investment team will be led by Paul J. Echausse, the Company’s President and Chief Executive Officer, and Scott Gold, the Company’s Senior Vice President Alcentra NY, LLC is headquartered in New York, New York.

Alcentra NY is part of Alcentra, one of the world’s leading sub-investment grade credit asset managers focusing on the European and U. S. markets. The group has an investment track record that dates back to 1998 and spans across 50 separate investment funds totaling approximately $23 billion. Alcentra has more than 90 employees across offices in London, New York, Boston and Singapore and is approximately 100 percent owned by BNY Mellon. BNY Mellon is a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain “forward-looking statements,” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission including the preliminary prospectus dated April 28, 2014 and the final prospectus that will be filed with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein except as required by law. All forward-looking statements speak only as of the date of this press release.

Contacts

Mike Dunn

BNY Mellon

(212) 922-7859

mike.g.dunn@bnymellon.com